UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 12, 2014

Intrawest Resorts Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36286	46-3681098
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1621 18th Street, Suite 300, Denver, Colorado 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 749-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On September 12, 2014 Le Sommet Property Management Inc., a wholly owned subsidiary of Intrawest Resorts Holdings, Inc. (the “Company”), entered into a definitive agreement (the “Share Purchase Agreement”) with Blue Mountain Resorts Holdings Inc. to acquire the 50.0% equity interest in Blue Mountain Ski Resort (“Blue”) that it does not already own, for CAD $58.0 million (the “Blue Acquisition”). Prior to giving effect to the Blue Acquisition, the seller and purchaser are parties to a Shareholders’ Agreement whereby each holds a 50% interest in Blue. The Company will finance this acquisition through incremental term loan proceeds and existing cash. The Blue Acquisition is expected to close by the end of September 2014. The Share Purchase Agreement is attached hereto as Exhibit 2.01 and incorporated herein by reference. The foregoing description of the Share Purchase Agreement is qualified in its entirety by reference to the full text of the agreement.

Item 2.02.      Results of Operations and Financial Condition

On September 12, 2014, the Company issued a press release announcing the “Results of Operations and Financial Condition” for the three months and year ended June 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 7.01.     Regulation FD Disclosure

On September 12, 2014, the Company issued a press release announcing the Blue Acquisition, a copy of which is attached as Exhibit 99.2 and is incorporated herein by reference.

Attached hereto as Exhibit 99.3 is a copy of a presentation that the Company intends to discuss on the previously announced earnings call to be held on September 12, 2014 at 11:30 am Eastern Time. The presentation attached as Exhibit 99.3 is incorporated into this Item 7.01 by reference.

 Item 9.01.      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.01	Share Purchase Agreement, dated as of September 12, 2014, by and between Le Sommet Property Management Inc. and Blue Mountain Resorts Holdings Inc.
99.1	Earnings Press Release of Intrawest Resorts Holdings, Inc. dated September 12, 2014
99.2	Blue Acquisition Press Release of Intrawest Resorts Holdings, Inc. dated September 12, 2014
99.3	Earnings Call Presentation dated September 12, 2014

The information in this Current Report on Form 8-K set forth in Item 2.02, Item 7.01 and Exhibits 99.1, 99.2 and 99.3, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, that is being furnished under Item 2.02 and Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrawest Resorts Holdings, Inc.

	By:	/s/ Gary W. Ferrera
Gary W. Ferrera
Executive Vice President, Chief Financial Officer and Treasurer

Date: September 12, 2014

Exhibit No.	Description
2.01*	Share Purchase Agreement, dated as of September 12, 2014, by and between Le Sommet Property Management Inc. and Blue Mountain Resorts Holdings Inc.
99.1	Earnings Press Release of Intrawest Resorts Holdings, Inc. dated September 12, 2014
99.2	Blue Acquisition Press Release of Intrawest Resorts Holdings, Inc. dated September 12, 2014
99.3	Earnings Call Presentation dated September 12, 2014

* As permitted by Item 601(b)(2) of Regulation S-K, certain schedules to the Share Purchase Agreement have been omitted and the Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.